CASH TECHNOLOGIES, INC.
1434 West 11th Street
Los Angeles, CA 90015

PROXY STATEMENT
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CASH TECHNOLOGIES, INC.
(Name of the Corporation as Specified in Charter)

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CASH TECHNOLOGIES, INC.
1434 West 11th Street
Los Angeles, California 90015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 17, 2007

To the Stockholders of
CASH TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cash Technologies, Inc. will be held at 1434 West 11th Street Los Angeles, CA 90015 on May 17, 2007 at 9:00 a.m., Los Angeles time, for the following purposes:

1. To elect five (5) Directors to the Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

2. To approve an amendment to the Cash Technologies, Inc. Restated Certificate of Incorporation to increase (i) the authorized number of shares of common stock from 35,000,000 to 60,000,000, and (ii) the authorized number of shares of preferred stock from 1,500,000 to 3,000,000;

3. To approve the 2007 Equity Incentive Plan;

4. To ratify the selection of Vasquez & Company, LLP as independent auditors for the fiscal years ending May 31, 2006 and May 31, 2007; and

5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on April 13, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Stockholders.

By Order of the Board of Directors

Edmund C. King, Secretary
Dated: April 24, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

CASH TECHNOLOGIES, INC.
1434 West 11th Street
Los Angeles, California 90015

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 17, 2007

This proxy statement and the accompanying form of proxy have been mailed on or about April 24, 2007 to the holders of the Common Stock of record ("Record Date") on April 13, 2007 of CASH TECHNOLOGIES, INC., a Delaware corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday May 17, 2007 and at any postponement or adjournment thereof (the “Annual Meeting”).

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Meeting. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Quorum Required for Meeting

The close of business on April 13, 2007 has been fixed as the Record Date, and only holders shares of the Company’s Common Stock, Series B Cumulative Convertible Preferred Stock and Series H Cumulative Convertible Preferred Stock shall be entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, there were outstanding 22,485,475 shares of Common Stock, 120,000 shares of Series B Cumulative Convertible Preferred Stock, and 100 shares of Series H Cumulative Convertible Preferred Stock. Holders of the Series B and Series G Cumulative Convertible Preferred Stock will be entitled to vote that number of votes equal to the number of shares of Common Stock into which each such share of such Preferred Stock would have been convertible, if such conversion had taken place on the Record Date. All of the outstanding shares of Series B Cumulative Convertible Preferred Stock and Series H Cumulative Convertible Preferred Stock as of April 13, 2007 were convertible into an aggregate of 240,000 and 1,000,000 shares of Common Stock, respectively.

Pursuant to our Bylaws, the holders of a majority of our outstanding voting stock entitled to vote at the meeting, present in person or represented by a proxy, constitutes a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purposes of determining a quorum but will not count to determine whether the stockholders have approved any given proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Votes Required

Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. All executed, returned proxies that are not revoked will be voted in accordance with the included instructions. Directors are elected by an affirmative vote of a plurality of the votes cast at the meeting, with the five nominees receiving the highest vote totals to be elected as Directors. Approval of the amendment to the Restated Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock, Series B, and H Cumulative Convertible Preferred Stock, voting together as one class. The affirmative vote of the holders of a majority of the shares present and voting, either in person or by proxy (which shares voting affirmatively also must constitute at least a majority of the required quorum) will be required to approve the approval of the appointment of the independent accountants. A stockholder voting through a proxy who abstains from voting on any matter duly presented at the Annual Meeting, is considered to be present and entitled to vote at the meeting for quorum purposes. Broker non-votes will be counted in the determination of a quorum, but will not be included in the calculation of the vote for election of directors or any other matter. The term “broker non-votes” refers to shares held by a broker in street name, which are present by proxy but are not voted on a matter pursuant to the rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. The election of directors is generally considered to be a routine matter on which brokers may vote shares without receiving instructions from beneficial owners.

In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of Stockholders. The Board of Directors is not currently aware of any such other matters. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Proxies

Any proxy may be revoked at any time before it is voted. A stockholder may revoke a proxy by notifying the Secretary of the Company, either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of the Company. Stockholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares to be voted.

Shares of the Company's Common Stock and all series of the Company’s Cumulative Convertible Preferred Stock entitled to vote at the Annual Meeting and represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows: (i) FOR the election of management’s nominees for the Board of Directors, (ii) FOR the amendment of the Restated Certificate of Incorporation, (iii) FOR the approval of the 2007 Equity Incentive Plan, and (iv) FOR the approval of the selection of Vasquez & Company, LLP as independent auditors for the fiscal years ending May 31, 2006 and May 31, 2007. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with the recommendation of management of the Company. IF THE ACCOMPANYING PROXY IS PROPERLY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE INDICATED THEREON, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN THIS PROXY STATEMENT.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company’s Common Stock and all of the outstanding voting series of the Company’s Cumulative Convertible Preferred Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2006, including financial statements, as filed with the Securities and Exchange Commission, accompanies this proxy statement.

The principal executive offices of the Company are located at 1434 West 11th Street, Los Angeles, California 90015; the Company’s telephone number is (213) 745-2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The close of business on April 13, 2007 has been fixed as the Record Date for the determination of the Common Stock and Convertible Preferred Stock stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, there were outstanding 22,485475 shares of Common Stock, 120,000 shares of Series B Cumulative Convertible Preferred Stock and 100 shares of Series H Cumulative Convertible Preferred Stock. The outstanding shares of Series B Cumulative Convertible Preferred Stock and Series H Cumulative Convertible Preferred Stock are currently entitled to 240,000 and 1,000,000 votes per share, respectively. Voting of the shares is on a non-cumulative basis.

The following table sets forth certain information as of April 13, 2007, with respect to each Director, each nominee for Director, all Directors and Officers as a group and the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Company to be the beneficial owner of more than five percent of any class of the Company’s common stock outstanding.

Name and Address of Beneficial Owners (1) (2)	Amount and Nature of Beneficial Ownership (2)	Percentage of Shares Beneficially Owned

Bruce Korman (3)	3,866,267	12.47%

Richard Miller (4)	856,657	2.76%

Robert B. Fagenson (5)(6)	271,126.87%

Kevin Walls (7)	336,927	1.09%

Eric Butlein (8)	3,533,130	11.40%

Robin Richards	180,000.58%

Edmund King (9)	750,000	2.42

Peter & Irene Gauld (10)	1,755,860	5.66%

All directors and executive officers as a group (persons)(1)(2)(3)(4)(5)(6)(7)(8)(9) (10)	11,549,967	37.25%

** Denotes less than 1%.

(1)	Unless otherwise indicated, the address for each named individual or group is in care of Cash Technologies, Inc., 1434 West 11th Street, Los Angeles, California 90015.

(2)
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 13, 2007, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of April 13, 2007.

(3)
Includes 516,267 shares owned by First Bancorp L.P. Mr. Korman is a limited partner of First Bancorp L.P. and the President of the general partner of First Bancorp L.P. Also includes 1,350,000 shares of exercisable employee options.

(4)
Includes 516,477 shares owned by Lakeview Enterprises, Ltd. Mr. Miller is a limited partner of Lakeview Enterprises, Ltd. and the President of the general partner of Lakeview Enterprises, Ltd. Also includes 200,180 shares subject to outstanding exercisable warrants and an additional 190,000 executive options.

(5)	Includes 2,625 shares issuable upon the conversion of 2,625 Series A Preferred Stock, and 201,313 shares subject to outstanding warrants and options.

(6)
On March 28, 2003, the Board of Directors approved that in-lieu of repayment of the $75,000 loan from Mr. Fagenson to the Company. Includes 117,188 shares issuable upon the conversion of warrants exercisable at $0.01 per share with a term of 7 years. Any of such warrants can be redeemed at any time for a cash payment from the Company of $0.65 per warrant share.

(7)
Includes 12,000 shares issuable upon the conversion of 12,000 warrants, 120,000 shares issuable upon conversion of Series B preferred stock, 64,927 shares issuable upon the conversion of dividends on Series B preferred stock and an additional 190,000 upon the conversion of executive options.

(8)
Includes 260,000 shares issued upon conversion of convertible notes, 610,769 shares issued upon conversion of Series B, C and Series G preferred stock, 1,410,815 shares of common stock, and an aggregate of 722,361 shares issuable upon the conversion of 722,361 warrants. Includes shares beneficially owned through Ejada Limited Partnership, his spouse Jayne Butlein, ADA Partners, Tikkum Olam Foundation, ADA Greater Trust and Ejada Butlein Trust.

(9)	Includes 750,000 shares subject to options.

(10)
Includes 325,860 shares issued upon conversion of Series D preferred stock and 500,000 shares issued upon conversion of Series F preferred stock, 576,923 shares of common stock, 53,077 shares of common stock issued in-lieu of interest and an aggregate of 300,000 shares issuable upon exercise of 300,000 Series E, G and H warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

During the fiscal year ended May 31, 2006, based upon the information and reports received by the Company, other than one of our stockholders as described below, no Director, officer of beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act"), (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year.

PROPOSAL I

ELECTION OF DIRECTORS

A board of five directors is proposed to be elected at the Annual Meeting of Stockholders to hold office for a term of one year and until their respective successors shall have been duly elected and qualified. The affirmative vote of a plurality of the outstanding shares of Common Stock and all series of preferred stock entitled to vote thereon, voting together as a single class at the Annual Meeting of stockholders, is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any nominee for election as a director.

The following table sets forth certain information as of the Record Date with respect to the five nominees for election as directors of the Company, all of whom are incumbents.

Name	Age	Position

Bruce R. Korman	47	President, Chief Executive Officer and Chairman of the Board

Richard Miller	54	Director(1)(2)

Robin Richards	47	Director

Robert B. Fagenson	57	Director(1)

Kevin Walls	44	Director(2)

(1)	Compensation Committee member.
(2)	Audit Committee member.

Bruce Korman has been our President, Chief Executive Officer and Chairman of the Board of Directors since our inception, and has served in the same capacities at National Cash Processors, Inc., or NCP, and CoinBank Automated Systems, Inc., or CAS, our wholly-owned subsidiaries, since their inception. Since 1984, Mr. Korman was a principal and general partner in a series of real estate limited partnerships engaged in the development, construction and management of multi-family housing projects in Southern California.

Richard Miller has been a director since our inception. From 1985 to 1995 Mr. Miller served as President and Chief Executive Officer of Union Fidelity, a mortgage banking firm which he founded. Since 1995, Mr. Miller has been the Senior Vice President of Americorp Funding, Inc., a mortgage banking firm. Mr. Miller is also President of M.R. International Enterprises, Ltd., a private real estate limited partnership.

Robert B. Fagenson has been a director since the Company’s IPO in 1998. Mr. Fagenson is a director and President of Fagenson & Co., Inc., a New York Stock Exchange specialist firm, and serves as Vice Chairman of Van der Moolen Specialists USA, LLC, a New York Stock Exchange Specialist firm. Mr. Fagenson is also Vice President and director of Starr Securities, Inc. a registered broker-dealer and member of the New York Stock Exchange. Mr. Fagenson has been a director and Vice Chairman of the New York Stock Exchange, is a director of Rent-Way, Inc., a company listed on the New York Stock Exchange; is a director of Intrenet, Inc., a company listed on the Nasdaq SmallCap Market and a director of Hudson Hotel Corporation, a company listed on the Nasdaq National Market.

Kevin Walls has been a director since July 2001. Mr. Walls is CEO of Aircraft Portfolio Management, a European aircraft broker and consultant to many companies in the aviation industry. Prior to July 2001, for five years Mr. Walls was Director of Sales for Guinness Peat Aviation, at that time the world’s largest aircraft finance and leasing company. Prior to 1996, Mr. Kevin Walls worked in executive management positions in the airline industry.

Robin Richards has been a director since October, 2005. Mr. Richards is currently Chairman and CEO of Notification Technologies, Inc., a privately held company that provides school-to-parent communication services throughout the U.S. Previously, he was CEO of Vivendi Universal Net USA (“VUNet USA”), a subsidiary of Vivendi Universal. VUNet USA operated MP3.com, Inc., Flipside Network, Moviso, a leading wireless service provider and VUNet USA Technologies, a leading internet distribution infrastructure provider. Prior to his position at VUNet USA, Mr. Richards was the founding President, Chief Operating Officer and a director of MP3.com, Inc., involved in all aspects of that company’s operations, its IPO and ultimate sale to Vivendi Universal. Additionally, Mr. Richards served as managing director of Tickets.com, Inc. and was founder and CEO of Lexi International, a tele-services and database management company. Mr. Richards served on the Board of Cash Technologies previously from 1999 through 2001.

Other Executive Officers

Edmund King, 43, has served as the Chief Financial Officer and Secretary of the Company and its subsidiaries since December 11, 2000. Mr. King served as financial and operations consultant for numerous manufacturing, entertainment and e-commerce companies from 1998-2000. He also served as Vice-President and Chief Financial Officer of UStel, Inc. between 1997-1998, controller for ITT Fluid Technology Corporation between 1989-1992, as well as a financial analyst for Trouver Capital Partners from 1994-1997.

Certain Key Employees

Willi Muhr, 44, has been Vice President of the Company since August 1996, establishing and managing the Company's European Operations. From June 1993 to March 1996, Mr. Muhr served as Chief Executive Officer of Adcon Telemetry, an international wireless data communications company. From August 1986 to February 1993, Mr. Muhr was a principal in a series of real estate limited partnerships engaged in the development, construction and management of multi-family housing projects in Southern California.

Darryl J. Bergman, 39, has been Chief Technology Officer for the Company since January 1997. From January 1991 toDecember 1996, Mr. Bergman served first as Software Developer and later as Software Project Leader at Harte-Hanks, a leading media and marketing firm, where he had senior responsibility for database applications software development for major accounts including Sony Corporation, Prudential Insurance, Cigna Health Care and others.

Meetings of the Board of Directors

During the fiscal year ended May 31, 2006, the Board of Directors met on one occasion and transacted business by unanimous written consent on 6 other occasions. Accordingly, no member of the Board of Directors attended less than 75% of the aggregate number of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all Committees of the Board of Directors.

Compensation of Directors

Directors do not receive cash compensation for serving on our board of directors. We reimburse non-employee directors for the costs of attending board meetings. Employee-directors are not entitled to any additional compensation as directors. All non-employee directors are eligible to participate in the Non-Executive Director Stock Option Plan, which was approved by our board of directors in August 1998 and by our stockholders in June 1999. Under the Non-Executive Director Stock Option Plan, each non-employee director received options to purchase 30,000 shares of our common stock upon joining our board of directors, which options vested as to 10,000 shares upon joining the board and vested as to an additional 10,000 shares on each of the first and second anniversaries of joining the board.

On March 28, 2003, our board of directors approved an amendment to the Non-Executive Director Stock Option Plan. Under the amendment, each director surrendered all of his previously held options and was issued a one-time grant of 140,000 options at an exercise price of $0.65. On January 5, 2004, the stockholders approved this increase. On February 15, 2005, the board of directors approved an amendment to the Non-Executive Director Stock Option Plan increasing the total number of shares that can be issued under options granted under that plan to 1,000,000 shares. As of March 31, 2007, there were options to purchase 2,991,000 shares of our common stock outstanding under the Non-Executive Director Stock Option Plan.

Committees of the Board and Board Meetings

The board of directors has established an Audit Committee and a Compensation Committee. The Audit Committee formally convened one meeting during the past fiscal year, and conducted certain other activities outside of formal meetings. The Board of Directors believes that the members of the Audit Committee are independent as defined in Sections 802(a) and 121A of the AMEX Company Guide. The Board of Directors has also determined that Richard Miller is an audit committee financial expert as defined by the SEC’s rules.

Since there were not executive compensation matters to consider during the past fiscal year, the Compensation Committee held one meeting during the fiscal year ended May 31, 2006.

Audit Committee Report

The Audit Committee is comprised of Kevin Walls and Richard Miller. Both members of the Audit Committee are "independent directors" of the Company within the definition of that term as provided by Section 121(A) of the listing standards of the American Stock Exchange. The audit committee's duties include: (i) reviewing with the Company's independent auditors, the scope and results of any audits; (ii) reviewing with the independent auditors and management, the Company's accounting, internal, financial and operating controls and staff and considering and reviewing corrective actions, if necessary, taken or proposed by management; (iii) the selection and hiring of the independent auditors; and (iv) reviewing non-audit services provided by the independent auditors.

The Board of Directors and Audit Committee adopted a written charter governing the Audit Committee's actions on January 4, 2001 and amended and restated the Charter in March 2003.

The Audit Committee hereby states that it:

•	has reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2006 with the Company's management and the independent auditors;

•
has discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 (Communication with Audit Committee), as may be modified or supplemented;

•
has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence;

•
with respect to the provision of non-audit services to the Company, the Audit Committee has obtained a written statement from the Company's independent accountants that they have not rendered any non-audit services prohibited by the Securities and Exchange Commission rules , and that delivery of any such services has not and will not impair the independence of the accountants.

•
recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2006 for filing with the Commission.

The foregoing report has been furnished by members of the Audit Committee.

Audit Committee: Richard Miller Kevin Walls

Mr. Walls serves as the Chairman of the Audit Committee. During the fiscal year ended May 31, 2006, the Audit Committee held four formal meetings. The Committee also met after the fiscal year end to review the Company's annual report on Form 10-KSB for the fiscal year ended May 31, 2006.

Compensation Committee

The Board of Directors has established a Compensation Committee comprised of Messrs. Fagenson and Miller. Mr. Fagenson serves as Chairman of the Compensation Committee. All of the members of the Compensation Committee are independent directors of the Company. In the absence of the full Board, the Compensation Committee administers the Company's Employee Stock Option Plan and negotiates and approves employment agreements between the Company and executive officers of the Company. During the fiscal year ended May 31, 2006, the Compensation Committee held one meeting.

Compensation Committee Interlocks and Insider Participation

Robert Fagenson and Richard Miller served on the Compensation Committee during the last fiscal year ended May 31, 2006. There are no interlocks between our Directors and Directors of other companies.

Vote Required For Election of Directors

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the nominees for Directors.

THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth certain compensation paid by us during the fiscal years ended May 31, 2006, May 31, 2005 and May 31, 2004 to our President and Chief Executive Officer and our other most highly compensated executive officer (collectively, the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Annual Compensation			Long Term Compensation		All Other Compensation(1)
	Year	Salary	Bonus	Securities Underlying	Options (#)
Bruce Korman President and Chief Executive Officer	2006	$ 250,000*				$ 18,000 (1)
	2005	$ 250,000*			1,350,000	$ 18,000 (1)
	2004	$ 180,000*				$ 18,000 (1)

Edmund King Chief Financial Officer	2006	$ 180,000				$ 9,000 (1)
	2005	$ 150,000				$ 9,000 (1)
	2004	$ 138,000				$19,000 (1)

(1)	Represents paid additional benefits.

* As of May 31, 2006 the Company owed Bruce Korman $290,874 in unpaid wages.

Option Grants in Fiscal Year Ended May 31, 2006

The Company did not grant any stock options to any of its Named Executive Officers during the year ended May 31, 2006.

Aggregated Option Exercises And Fiscal Year-End Option Values

The following table sets forth information concerning the number of options owned by the Named Executive Officers and the value of any in-the-money unexercised stock options as of May 31, 2006. No options were exercised by any of the Named Executive Officers during the fiscal year ended May 31, 2006:

	Number of Securities Underlying Unexercised Options at May 31, 2006		Value of Unexercised In-the-Money Options at May 31, 2006(1)
Name	Exercisable	Un-exercisable	Exercisable	Un-exercisable
Bruce Korman	3,350,000	0	$0	$0

Edmund King	750,000	0	$0	$0

(1)
Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the common stock. An option is “in-the-money” if the fiscal year end fair market value of the common stock exceeds the option exercise price.

Employment Agreements

We previously entered into a three-year employment agreement with Mr. Korman, which has been automatically renewed annually according to its terms since July 2001. Mr. Korman also participates in other business endeavors, which require a portion of his business time. Although Mr. Korman has advised us that his participation in outside business matters should not interfere with his performance of his duties as our President and Chief Executive Officer, there can be no assurance that a conflict of interest will not arise with respect to the allocation of Mr. Korman’s time or that such conflict would be resolved in our favor.

Equity Compensation Plan Information

The following table provides information as of May 31, 2006 with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders

1996 Employee Stock Option Plan (1)	1,543,600	$1.20	1,957,287

Non-Executive Director Stock Option Plan	560,000	$0.65	140,000

Equity compensation plans not approved by security holders	—	—	—

Total	2,103,600	$1.05	2,097,287

(1)	The 1996 Employee Stock Option Plan has expired.

We have not adopted without the approval of our stockholders any equity compensation plan under which our securities are authorized for issuance.

Certain Relationships And Related Transactions

In April 2001, we obtained a short-term loan of $75,000 from Mr. Robert Fagenson who serves on our board of directors. In January, 2004, we extinguished this debt and accrued interest of $20,265 by issuing 117,188 warrants to Mr. Fagenson. The warrants have an exercise price of $.01 per share and are exercisable for a term of seven years.

As of May 31, 2006, we had outstanding short-term loans of an aggregate principal amount of $8,915 from Bruce Korman (and related parties), who is our Chief Executive Officer and Chairman of the Board of Directors. The loans are short-term non-interest bearing loans and are payable upon demand.

We currently lease our Los Angeles facility from Prime Financial Partners, Ltd, a Nevada limited partnership. Our monthly lease payment is $9,315 for 13,000 square feet. The lease expires in April 2010. Bruce Korman is one of the partners of Prime Financial Partners, Ltd. As of May 31, 2006, we were in arrears of in accrued rent for our offices to Prime Financial Partners.

1996 Stock Option Plan/2007 Equity Incentive Plan

In 1996, we adopted our 1996 Stock Option Plan. The plan was amended on three occasions to enable the Company to grant options to purchase a total of 5,500,000 shares thereunder. Pursuant to its terms, the 1996 Stock Option Plan expired in 2006. Since the 1996 Stock Option Plan has expired, the Board has adopted the 2007 Equity Incentive Plan to enable the Company to continue to grant stock options, restricted stock and stock appreciation rights to officers, directors, employees and consultants. For a description of the 2007 Equity Incentive Plan, see Proposal III below.

Non-Executive Director Stock Option Plan

In August 1998, our board of directors approved a Director Stock Option Plan (the “Director Plan”), for non-employee directors who are not eligible to participate in the Employee Plan. The Director Plan was approved by our stockholders at our Annual Meeting held in June 1999.

The Director Plan provides that each non-executive director will be granted options to purchase 30,000 shares of our common stock upon joining our board of directors. The options vest as follows: 10,000 options upon joining the board; 10,000 options on the first anniversary of such date; and 10,000 options on the second anniversary of such date. There are no annual grants of options to directors under the Director Plan. Only non-employee directors are eligible to participate in the Director Plan.

The Director Plan is intended to attract and retain key personnel whose performance is expected to have a positive effect on our business by encouraging and assisting those persons to acquire our common stock equity in the Company. Our board believes that by compensating directors with stock options the directors will have similar interests to our stockholders to promote growth and enhanced stockholder value. Options may be granted under the Director Plan until the year 2008 to non-executive directors as defined and members of any advisory board established by us who are not full-time employees of our Company or of any of our subsidiaries.

The exercise price for options granted under the Director Plan is 100% of the fair market value of the common stock on the date of grant. Until otherwise provided in the relevant stock option agreements, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of common stock or by a combination of each. The term of each option commences on the date it is granted and, unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. Options granted under the Director Plan do not qualify for incentive stock option treatment.

On March 28, 2003, our board of directors approved an amendment to the Director Plan to increase the number of options that could be granted under the Director Plan to 700,000 shares. On January 5, 2004, the stockholders approved this increase. Under the amendment, each director surrendered all of his previously held options and was issued a one-time grant of 140,000 options at an exercise price of $.65, subject to stockholder approval. As of February 14, 2005, options to purchase a total of 420,000 shares of our common stock were outstanding under the Director Plan. On February 15, 2005, the Board of Directors (i) approved an amendment to the Director Plan to increase the number of shares that can be issued under the Director Plan from 700,000 to 1,000,000 and (ii) granted options to purchase 50,000 shares to each of the three non-executive director under the Director Plan, which options are immediately vested and are exercisable at $1.20 per share.

PROPOSAL II

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

Under the Company’s Restated Certificate of Incorporation currently in effect, there are 35,000,000 shares of common stock and 1,500,000 shares of preferred stock authorized for issuance. On April 10, 2007, our Board of Directors approved an amendment to the Restated Certificate of Incorporation, subject to stockholder approval, to increase the shares of (i) common stock authorized for issuance by 25,000,000 shares, bringing the total number of common shares authorized for issuance to 60,000,000, and (ii) preferred stock authorized for issuance from 1,500,000 to 3,000,000 shares. The stockholders are asked to approve this amendment to the Restated Certificate of Incorporation.

Increase in Common Stock

As of April 13, 2007, there were 22,485,475 shares of common stock outstanding (excluding treasury shares). In addition, as of such date, including the options that are subject to the approval of the stockholders at the Annual Meeting, a total of 4,200,887 shares were reserved for issuance upon exercise of outstanding options under the Company’s 1996 Stock Option Plan and the Non-Executive Director Stock Option Plan, and approximately 4,500,000 shares were reserved for issuance upon exercise of outstanding warrants. An additional 9,576,750 shares of common stock are subject to issuance upon the conversion of all of Company’s various series of Cumulative Convertible Preferred Stock. Accordingly, as of April 13, 2007, the Company must increase the number of its authorized but unissued shares to accommodate the foregoing options, warrants and preferred shares, in addition to making additional shares available for future stock sales.

The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding. The holders of common stock have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to our common stock.

The purpose of the proposed increase in the number of authorized shares of common stock is to make such shares available for use by the Board of Directors as it deems appropriate or necessary. For example, such shares may be needed in the future in connection with raising additional capital, acquiring another company or its business or assets or establishing a strategic relationship with a corporate partner. The Board of Directors has no present agreement, arrangement, plan or understanding, however, with respect to the issuance of any such additional shares of common stock.

If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law. Holders of our common stock as such have no statutory preemptive rights with respect to issuances of common stock.

Increase in Preferred Stock

As of April 13, 2007, the Company had authorized 56,000 shares of Series A Cumulative Convertible Preferred Stock, 240,000 shares of Series B Cumulative Convertible Preferred Stock, 480,769 shares of Series C Cumulative Convertible Preferred Stock, 25 shares of Series D Cumulative Convertible Preferred Stock, 72 shares of Series E Cumulative Convertible Preferred Stock, 5 shares of Series F Cumulative Convertible Preferred Stock, 957 shares of Series G Cumulative Convertible Preferred Stock, 100 shares of Series H Cumulative Convertible Preferred Stock, 370 shares of Series I Cumulative Convertible Preferred Stock, 50 shares of Series J Cumulative Convertible Preferred Stock, 350 shares of Series K Cumulative Convertible Preferred Stock, 573 shares of Series L Cumulative Convertible Preferred Stock and 200 shares of Series M Cumulative Convertible Preferred Stock.

Currently, since 779,471 of the 1,500,000 authorized shares of preferred stock have been designated as Series A through M preferred stock, the Company’s ability to offer and sell many other series of preferred stock in order to raise additional capital may be restricted in the future. The Board believes that certain institutional and other investors may prefer to purchase our preferred stock rather than our common stock. As a result, the Board believes that the Company’s inability to offer potential investors preferred stock may hinder our ability to raise the capital in the future. Increasing the number of shares of preferred stock that the Company is authorized to issue will give the Board the flexibility to offer and sell either common stock or one or more series of preferred stock.

The text of the first sentence of the Article 4 of the Restated Certificate of Incorporation, as it is proposed to be amended pursuant to this proposal, is as follows:

“4. The total number of shares of capital stock which the Corporation shall have authority to issue is sixty-three million (63,000,000) shares, of which thirty million (60,000,000) shares shall be Common Stock, par value $.01 per share, and three million (3,000,000) shares will be Preferred Stock, par value $.01 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series.”

If approved by the stockholders, the proposed amendment will become effective upon its filing with the Secretary of State of Delaware, which is expected to take place as soon as practicable after the Annual Meeting.

PROPOSAL III

APPROVAL OF 2007 EQUITY INCENTIVE PLAN

On April 10, 2007, the Board of Directors adopted the 2007 Equity Incentive Plan of Cash Technologies, Inc. (the “2007 Plan”). Implementation of the 2007 Plan is subject to stockholder approval. A copy of the 2007 Plan is attached as Appendix A to this Proxy Statement.

In 1996, the Board of Directors established the 1996 Stock Option Plan in order to enable the Company to grant options to its officers, directors, employees and consultants. In 1996, the existing 1996 Stock Option Plan expired. In order to enable the Company to continue to grant stock options, shares of restricted stock, or stock appreciation rights, in April 2007 the Board adopted the 2007 Plan. The Board believes that approval of the 2007 Plan is necessary to make shares available for the grant of options and other awards to our current and future employees, directors, outside consultants and advisers.

Section 711 of the American Stock Exchange Company Guide requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the Company’s charter. The 2007 Plan was adopted subject to stockholder approval, and all awards under the 2007 Plan prior to such stockholder approval are subject in their entirety to such approval. If the proposal to approve the adoption of the 2007 Plan (Proposal III) is not approved by the Company’s stockholders prior to the first anniversary of the date the plan was adopted by the Board of Directors, then the 2007 Plan and all awards thereunder will terminate on that anniversary date. If the 2007 Plan is approved, and awards are granted under the 2007 Plan, it may have a dilutive effect on the Company’s stockholders and will impact the Company’s net income and stockholders’ equity, although the actual results cannot be determined until the 2007 Plan is implemented.

A summary of the 2007 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2007 Plan.

Summary of the 2007 Plan

The purpose of the 2007 Plan is to (i) encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of Cash Technologies, Inc, (ii) encourage selected employees, directors, consultants and advisers to accept or continue employment or association with us, and (iii) increase the interest of selected employees, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock.

The Plan authorizes the granting of the following types of awards to persons who are employees or directors of Cash Technologies, Inc. or its subsidiaries or who are consultants or advisers to such entities:

•	“Incentive stock options” that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

•	“Non-qualified stock options” that are not intended to be incentive options; and

•	Shares of common stock that are subject to specified restrictions.

Subject to the adjustment provisions of the 2007 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 7,000,000 shares of common stock may be issued under the 2007 Plan and no person shall be granted awards under the 2007 Plan during any twelve-month period that cover more than 1,000,000 shares of common stock. As of April 13, 2007, the last reported sales price of our common stock as reported on the American Stock Exchange was $0.93 per share.

The 2007 Plan is administered by our Board of Directors or a committee of the Board of Directors, which determines the persons to whom awards will be granted, the type of award to be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the plan.

The 2007 Plan provides that the exercise price of each stock option may not be less than the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of incentive stock options granted to a person holding more than 10% of our outstanding common stock).

The plan also permits the committee to grant freestanding stock appreciation rights or in tandem with option awards. The grant price of a stock appreciation right shall be no less than the fair market value of a share on the date of grant of the stock appreciation right. No stock appreciation right shall be exercisable later than the tenth anniversary of its grant. Upon the exercise of a stock appreciation right, a participant shall be entitled to receive common stock at a fair market value equal to the benefit to be received by the exercise (although we may agree to pay the benefit in cash or a combination of cash and stock).

The plan also provides the Company with the ability to grant or sell shares of common stock that are subject to certain transferability, forfeiture, repurchase or other restrictions. The type of restriction, the number of shares of restricted stock granted and other such provisions shall be determined by the committee.

Unless otherwise determined by the committee, awards granted under the 2007 Plan are not transferable other than by will or by the laws of descent and distribution.

The 2007 Plan provides that, except as set forth in an individual award agreement, upon the occurrence of a corporate transaction: (1) the committee shall notify each participant at least thirty (30) days prior to the consummation of the corporate transaction or as soon as may be practicable and (2) all options and stock appreciation rights shall terminate and all restricted stock shall be forfeited immediately prior to the consummation of such corporate transaction unless the committee determines otherwise in its sole discretion. A “corporate transaction” means (i) a liquidation or dissolution of this company; (ii) a merger or consolidation of the company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the company by one person or by more than one person acting in concert.

The committee may alter, amend or terminate the plan in any respect at any time, but no alteration, amendment or termination will adversely affect in any material way any award previously granted under the plan, without the written consent of the participant holding such award.

Certain Federal Income Tax Consequences

Non-Qualified Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option if the exercise price is not less than the fair market value of our common stock on the date of the option grant. However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

Incentive Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount. If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

Restricted Stock

Unless a participant makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. As and when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock no longer subject to restrictions, and the Company will be entitled to a corresponding tax deduction at that time.

Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to each of its chief executive officer and the four next most highly compensated executive officers subject to certain exceptions. The 2007 Plan is designed to comply with an exception from the limitation of Section 162(m) as to options granted under that Plan.

New Plan Benefits

On April 10, 2007, the Board granted options to purchase a total of 50,000 shares of common stock under our 2007 Equity Incentive Plan to one new employee. The exercise price of all of these options was $0.81 per share, the market price on the date of grant.

PROPOSAL IV

RATIFICATION OF INDEPENDENT PUBLIC AUDITORS

The Audit Committee of the Board of Directors of the Company has selected Vasquez & Company, LLP, Certified Public Accountants, as independent accountants of the Company for the fiscal year ending May 31, 2007. The services provided by Vasquez & Company, LLP, consist of examination of our financial statements and rendering an audit opinion, review of filings with the Securities and Exchange Commission and consultation in regard to various accounting matters. Representatives of Vasquez & Company, LLP, are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Vasquez & Company, LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Vasquez & Company, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accounting Firm Fees

Aggregate Fees billed to the Company for the fiscal years ended May 31, 2005 and 2006 were as follows:

Services	2005	2006

Audit Fees	$92,000	$55,000

Audit Related Fees	$18,000	$27,000

Tax Fees	$7,000	$7,000

All Other Fees	$0	$3,000

We do not have any consulting agreement with Vasquez & Company, LLP, nor with any member of the firm. The Audit Committee has considered the payment of the foregoing fees to Vasquez & Company, LLP and the services provided, and determined that the provision of these services is compatible with maintaining the principal accountant's independence.

The Company’s Audit Committee pre-approves all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services proposed to be provided by the Company's independent certified public accountant, except for non-audit services within the de minimus exception under Section 10A(i)(B) of the Exchange Act. In this connection, the Audit Committee has the authority to appoint one or more of its members to approve services, provided that the decisions made by such designees between meetings of the Audit Committee shall be presented to the full Audit Committee at the next meeting thereof. There were no non-audit services provided to the Company by Vasquez & Company, LLP during the past fiscal year.

FINANCIAL INFORMATION

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2006 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN INCLUDED WITH THIS PROXY STATEMENT. EXHIBITS TO THE FORM 10-KSB SHALL BE FURNISHED TO STOCKHOLDERS, IF REQUESTED, UPON PAYMENT TO THE COMPANY OF REASONABLE EXPENSES INCLUDING PHOTOCOPYING AND MAILING EXPENSES, TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFORE SENT TO EDMUND KING, CHIEF FINANCIAL OFFICER, CASH TECHNOLOGIES, INC., 1434 WEST 11TH STREET, LOS ANGELES, CA 90015. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of Common Shares of the Company entitled to vote at the Annual Meeting of Stockholders.

OTHER BUSINESS

As of the date of this proxy statement, the foregoing is the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

 Stockholder Proposals

Proposals of stockholders intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2008 must be received by the Company on or prior to December 17, 2007 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the Annual Meeting of Stockholders to be held in 2008.

By Order of the Board of Directors

/s/Edmund C. King
Edmund C. King, Secretary

Dated: April 24, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

CASH TECHNOLOGIES, INC.

Annual Meeting of Stockholders - May 17, 2007

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Bruce Korman and Edmund King proxy, or each of them the agents, and proxies, with full power of substitution, to vote all shares of Common Stock, Series B Cumulative Convertible Preferred Stock and/or Series C Cumulative Convertible Preferred Stock of CASH TECHNOLOGIES, INC. owned by the undersigned at the Annual Meeting of Stockholders of CASH TECHNOLOGIES, INC. to be held on May 17, 2007 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I. ELECTION OF DIRECTORS

FOR all nominees listed	WITHOLD AUTHORITY
below (except as marked	to vote all nominees
to the contrary below) ☐	listed below ☐

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below)

Bruce Korman	Richard Miller	Robert Fagenson	Kevin Walls

Robin Richards

II. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF COMMON STOCK AND PREFERRED STOCK

For ☐     Against ☐     Abstain ☐

IV PROPOSAL TO ADOPT THE 2007 EQUITY INCENTIVE PLAN

For ☐     Against ☐     Abstain ☐

VIII. PROPOSAL TO RATIFY THE SELECTION OF VASQUEZ & COMPANY, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING MAY 31, 2006 AND 2007

For ☐     Against ☐     Abstain ☐

The proxy or his substitute, who shall be present and acting, shall have and may exercise all the powers hereby granted. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE five DIRECTORS AND IN FAVOR OF PROPOSALS II THROUGH IV UNLESS OTHERWISE SPECIFIED.

Said proxy will use his discretion with respect to any other matters which properly come before the meeting. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Dated: _________________________

Signature(s) _________________________

_________________________

(Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)

2007 EQUITY INCENTIVE PLAN
OF
CASH TECHNOLOGIES, INC.

1.	PURPOSES OF THE PLAN

The purposes of the 2007 Equity Incentive Plan (“Plan”) of CASH TECHNOLOGIES, INC., a Delaware corporation (the “Company”), are to:

1.1 Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2 Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3 Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company, par value $.01 per share (the “Common Stock”).

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1 The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (ii) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (iii) grant or sell Common Stock subject to restrictions (“restricted stock”) and (iv) grant stock appreciation rights (in general, the right to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants. Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of this Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the plan. The term “Affiliate” as used in this Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant. The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.2 Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void. No right or benefit under this Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any option holder or any other person except as otherwise may be expressly required by applicable law.

3.	STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Sections 6.1.1 and 8.2 of this Plan, the total number of shares of Common Stock which may be offered, or issued as restricted stock or on the exercise of Options or SARs under the Plan shall not exceed seven million (7,000,000) shares of Common Stock. The shares subject to an Option or SAR granted under the Plan which expire, terminate or are cancelled unexercised shall become available again for grants under this Plan. If shares of restricted stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under this Plan. No eligible person shall be granted Options or other awards during any twelve-month period covering more than one million (1,000,000) shares.

4.	ADMINISTRATION

4.1 This Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

4.2 Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and SARs and grant or sell restricted stock; (ii) to determine the fair market value of the Common Stock subject to Options or other awards; (iii) to determine the exercise price of Options granted, the economic terms of SARs granted, or the offering price of restricted stock; (iv) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or restricted stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of restricted stock granted or sold; (v) to construe and interpret the terms and provisions of this Plan, of any applicable agreement and all Options and SARs granted under this Plan, and of any restricted stock award under this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option and SAR granted and award of restricted stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (viii) with the consent of the grantee, to rescind any award or exercise of an Option or SAR and to modify or amend the terms of any Option, SAR or restricted stock; (ix) to reduce the exercise price of any Option, the base value from which appreciation is to be determined with respect to an SAR or the purchase price of restricted stock; (x) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or SAR or the date on which the restrictions on restricted stock lapse; (xi) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (xii) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option. SAR or award of restricted stock; (xiii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiv) to make all other determinations deemed necessary or advisable for the administration of this Plan, any applicable agreement, Option, SAR or award of restricted stock.

4.3 All questions of interpretation, implementation, and application of this Plan or any agreement or Option, SAR or award of restricted stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.	GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1 No Options or SARs shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.

5.2 Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made. In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

5.3 Each agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under this Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4 Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under this Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

6.	TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2. SARs shall be subject to the terms and conditions of Section 6.4.

6.1 Terms and Conditions to Which All Options and SARs Are Subject. All Options and SARs granted under this Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or if the Company effects a spin-off of the Company’s subsidiary, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to this Plan and each Option and SAR outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option. Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to the nature of the adjustments that shall be made, and the extent thereof, shall be final, binding, and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2 Corporate Transactions. Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), the Administrator shall notify each holder of an Option or SAR at least thirty (30) days prior thereto or as soon as may be practicable. To the extent not then exercised all Options and SARs shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided. however, that the Administrator, in its sole discretion, may (i) permit exercise of any Options or SARs prior to their termination, even if such Options or SARs would not otherwise have been exercisable, and/or (ii) provide that all or certain of the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity. A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert.

6.1.3 Time of Option or SAR Exercise. Subject to Section 5 and Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement. However, in no case may an Option or SAR be exercisable until a written agreement in form and substance satisfactory to the Company is executed by the Company and the grantee.

6.1.4 Grant Date. The date of grant of an Option or SAR under the Plan shall be the effective date of the applicable agreement.

6.1.5 Non-Transferability of Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under this Plan shall be assignable or otherwise transferable by the grantee except by will or by the laws of descent and distribution. During the life of the grantee, an Option or SAR shall be exercisable only by the grantee.

6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company. The Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

(a) Subject to the Sarbanes-Oxley Act of 2002, acceptance of the optionee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c) Subject to the discretion of the Administrator, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

(d) By means of so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7 Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.8 Other Provisions. Each Option and SAR granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9 Determination of Value. For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a) If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.10 Option and SAR Term. No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in this Plan as the “Expiration Date”).

6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

6.2.1 Exercise Price. The exercise price of an NQO shall be no less than the fair market value of the Common Stock on the date of grant.

6.2.2 Termination of Employment. Except as otherwise provided in the applicable agreement, if for any reason a grantee ceases to be employed by the Company or any of its Affiliates, Options that are NQOs and SARs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser. For purposes of this Section 6.2.2, a grantee’s employment shall not be deemed to terminate by reason of the grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1 Exercise Price. The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted. The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two (2) years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.3.4 Term. Notwithstanding Section 6.1.10, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five (5) years after the date of grant.

6.3.5 Termination of Employment. Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are ISOs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an optionee’s employment shall not be deemed to terminate by reason of the optionee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.4 Terms and Conditions Applicable Solely to SARs. In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

7.	MANNER OF EXERCISE

7.1 An optionee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.

7.2 Promptly after receipt of written notice of exercise and the applicable payments called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	RESTRICTED STOCK

8.1 Grant or Sale of Restricted Stock.

8.1.1 No awards of restricted stock shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.

8.1.2 The Administrator may issue shares under the Plan as a grant or for such consideration (including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes) as determined by the Administrator. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase or grant agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase or grant agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator. The Administrator may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8.2 Changes in Capital Structure. In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its sole discretion, in the number and class of restricted stock subject to this Plan and the restricted stock outstanding under this Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

8.3 Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, to the extent not previously forfeited, all restricted stock shall be forfeited immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may remove any restrictions as to any restricted stock. The Administrator may, in its sole discretion, provide that all outstanding restricted stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restriction.

9.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment, consulting or advising of any optionee or restricted stock holder at any time, nor confer upon any optionee or restricted stock holder any right to continue in the employ of, or consult or advise with, the Company or any of its Affiliates.

10.	CONDITIONS UPON ISSUANCE OF SHARES

10.1 Securities Act. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or the receipt of restricted stock unless the exercise of such Option or such receipt of restricted stock and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.2 Non-Compete Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or the receipt of restricted stock, the optionee or recipient of restricted stock may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which (i) an Option is outstanding to such Optionee and for six (6) months after any exercise of an Option or the receipt of Common Stock pursuant to the exercise of an Option and (ii) restricted stock is owned by such recipient and for six (6) months after the restrictions on such restricted stock lapse. Failure to comply with this condition shall cause such Option and the exercise or issuance of shares thereunder and/or the award of restricted stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11.	NON-EXCLUSIVITY OF THIS PLAN

The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

12.	MARKET STAND-OFF

Each optionee, holder of an SAR or recipient of restricted stock, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options, SARs or receipt of restricted stock during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to a registration statement of the Company which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act and the restriction period shall not exceed 90 days after the registration statement becomes effective.

13.	AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, holder of an SAR or holder of restricted stock, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to restricted stock except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

14.	EFFECTIVE DATE OF PLAN; TERMINATION

This Plan shall become effective upon adoption by the Board; provided, however, that no Option or SAR shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve (12) months after adoption by the Board. If any Options or SARs are so granted and stockholder approval shall not have been obtained within twelve (12) months of the date of adoption of this Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted. Awards may be made under this Plan and exercise of Options and SARs shall occur only after there has been compliance with all applicable federal and state securities laws. This Plan (but not Options and SARs previously granted under this Plan) shall terminate within ten (10) years from the date of its adoption by the Board. Termination shall not affect any outstanding Options or SARs or the terms applicable to previously awarded restricted stock.